UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Notes Offering

On October 15, 2020, Mondelēz International, Inc. (“Mondelēz International” or “we”) completed the previously announced offering of $625,000,000 aggregate principal amount of 1.875% Notes due 2032 (the “2032 Notes”) and $625,000,000 aggregate principal amount of 2.625% Notes due 2050 (the “2050 Notes” and, together with the 2032 Notes, the “Notes”). The 2050 Notes constitute a further issuance of, and form a single series with, the 2.625% Notes due 2050, of which $500,000,000 aggregate principal amount was issued on September 4, 2020.

The Notes were issued pursuant to an Indenture, dated as of March 6, 2015 (the “Indenture”), by and between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and modified by the Supplemental Indenture No. 1, dated as of February 13, 2019, by and between us and the Trustee (to change the notice period for redemptions of the Notes and future note offerings) and the Supplemental Indenture No. 2, dated as of April 13, 2020, by and between us and the Trustee (to allow for electronic execution, authentication, delivery and dating of documents under the Indenture), and as further supplemented and modified in respect of the Notes by an officers’ certificate under Section 301 of the Indenture, dated as of October 15, 2020 (the “301 Certificate”). We filed with the Securities and Exchange Commission (the “SEC”) the Indenture together with our Registration Statement (as defined below) on February 28, 2020.

We have filed with the Securities and Exchange Commission (the “SEC”) a Prospectus, dated as of February 28, 2020, and a Prospectus Supplement for the Notes, dated as of September 30, 2020, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-236787) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the 301 Certificate as Exhibit 4.4, the Specimen of 2032 Notes as Exhibit 4.5, the Specimen of 2050 Notes as Exhibit 4.6, the Opinion of Gibson, Dunn & Crutcher LLP as Exhibit 5.1, the Opinion of Hunton Andrews Kurth LLP as Exhibit 5.2, the Consent of Gibson, Dunn & Crutcher LLP as Exhibit 23.1, and the Consent of Hunton Andrews Kurth LLP as Exhibit 23.2 to this Current Report on Form 8-K for the purpose of incorporating them as exhibits to the Registration Statement.

Tender Offer

On October 15, 2020, we issued press releases announcing the early tender results and pricing of our previously announced offer to purchase (the “Tender Offer”), and the increase of the maximum tender amounts accepted for purchase of, all validly tendered and not validly withdrawn 7.000% Notes due 2037, 6.875% Notes due 2038, 6.875% Notes due 2039, 6.500% Notes due 2031, 6.500% Notes due 2040, 4.625% Notes due 2048, 4.000% Notes due 2024, 3.625% Notes due 2023, 3.625% Notes due 2026, and 4.125% Notes due 2028 (collectively, the “Tendered Notes”). On October 16, 2020, we purchased all Tendered Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer.

Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 24, 2017).

4.2	Supplemental Indenture No. 1, dated February 13, 2019, between Mondelēz International, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K dated February 13, 2019, filed with the SEC on February 13, 2019).

4.3	Supplemental Indenture No. 2, dated April 13, 2020, between Mondelēz International, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K dated April 13, 2020, filed with the SEC on April 13, 2020).

4.4	301 Certificate

4.5	Specimen of 2032 Notes (included in the 301 Certificate filed as Exhibit 4.4 hereto)

4.6	Specimen of 2050 Notes (included in the 301 Certificate filed as Exhibit 4.4 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated October 15, 2020

5.2	Opinion of Hunton Andrews Kurth LLP, dated October 15, 2020

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto)

99.1	Mondelēz International, Inc. Press Release, dated October 15, 2020.

99.2	Mondelēz International, Inc. Press Release, dated October 15, 2020.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President and Chief Counsel, Corporate Secretary

Date: October 16, 2020